SUPPLEMENT

Dated August 17, 2007

To

Prospectus Dated April 30, 2007

FLEXIBLE PREMIUM VARIABLE ANNUITY

Issued by

The Northwestern Mutual Life Insurance Company

And

NML Variable Annuity Account B

This Supplement amends the April 30, 2007 prospectus (the “Contract Prospectus”) for the Flexible Payment Variable Annuity issued through NML Variable Annuity Account B (the “Separate Account”). The terms used in this Supplement have the same meanings as in the Contract Prospectus unless otherwise noted. This Supplement is not valid unless accompanied by the Contract Prospectus. Please read this Supplement, the Contract Prospectus, and the prospectuses for the mutual funds corresponding to the Divisions of the Separate Account carefully before you invest.

This Supplement makes the following additions to the Contract Prospectus:

The following is added, as a new paragraph, to the end of the section of the prospectus entitled “The Contract - Purchase Payments Under the Contract” on page 13:

Reduction or Waiver of Certain Charges on Purchase Payments Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.

In addition, the following is added, as a new paragraph, to the section of the prospectus entitled “Additional Information” on page 26 immediately preceding the paragraph entitled “Legal Proceedings”:

Reinvestment of Redemptions In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined after our receipt of the signed request for reinvestment in good order at our Home Office. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.